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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 26, 2007
                        (Date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602
                           ---------------------------


          MINNESOTA                                       41-1595629
(State or other jurisdiction of                (IRS Employer Identification No.)
       incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As previously disclosed, on June 22, 2005, ATS Medical, Inc. (the "Company") entered into a Marketing Services Agreement (the "Agreement") with Alabama Tissue Center, Inc. (now known as Regeneration Technologies, Inc. -- Cardiovascular or "RTI-CV"). Under the terms of the Agreement, RTI-CV appointed the Company as its exclusive marketing services representative to promote, market and solicit orders for RTI-CV's processed cardiovascular allograft tissue from doctors, hospitals, clinics and patients throughout North America.

     On January 26, 2007, the Company and RTI-CV entered into an Amendment to the Agreement (the "Amendment") effective as of January 1, 2007. The Amendment was entered into as a result of RTI-CV's sale of its cardiovascular business to CryoLife, Inc. as of January 1, 2007 and discontinuation of its cardiovascular tissue processing operations. Under the terms of the Amendment, the Company will be compensated for soliciting orders for RTI-CV's remaining inventory of processed tissue based on a percentage of the fee paid by customers for the processed tissue, net of transportation charges and discounts. The percentage of the fees paid will vary depending upon the level of demand for the various types of tissue in inventory. So long as the total orders for processed tissue received by RTI-CV meet certain minimum performance levels, the Company will be entitled to a minimum level of compensation of $175,000 per calendar quarter. The Agreement, as amended, will terminate on December 31, 2007. The Agreement may be terminated or declared non-exclusive by RTI-CV if the total orders for processed tissue received by RTI-CV do not meet certain minimum performance levels for two consecutive quarters, and the Company has failed to use commercially reasonable efforts to distribute all of the available tissues in RTI-CV's inventory.

     A copy of the Amendment will be filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ATS MEDICAL, INC.




                                            By:      /s/ Michael R. Kramer
                                                     ---------------------------
                                                     Michael R. Kramer
                                                     Principal Financial Officer

Date:  February 1, 2007